Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

Statement of Eligibility Under the

Trust Indenture Act of 1939 of a Corporation

Designated to Act as Trustee

☐ Check if an application to determine eligibility of a trustee pursuant to section 305(b)(2)

Branch Banking and Trust Company

(Exact name of trustee as specified in its charter)

North Carolina	56-0149200
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification Number)

200 West Second Street

Winston-Salem, North Carolina 27101

(Address of principal executive offices) (Zip Code)

Robert J. Johnson, Jr., Esq.

c/o BB&T Corporation

200 West Second Street

Winston-Salem, North Carolina 27101

(336) 733-2000

(Name, address and telephone number of agent for service)

Hanesbrands Inc.

(Exact name of obligor as specified in its charter)

Maryland	20-3552316
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1000 East Hanes Mill Road Winston-Salem, North Carolina 27105 (Address of principal executive offices) (Zip Code)

BA International, L.L.C.	Delaware	20-3151349
Caribesock, Inc.	Delaware	36-4311677
Caribetex, Inc.	Delaware	36-4147282
CASA International, LLC	Delaware	01-0863412
CC Products, Inc.	Delaware	48-1244929
Ceibena Del, Inc.	Delaware	36-4165547
Event 1, Inc.	Kansas	48-1197012
GearCo, Inc.	Delaware	20-5919553
GFSI Holdings, Inc.	Delaware	74-2810744
GFSI, Inc.	Delaware	74-2810748
Hanes Menswear, LLC	Delaware	66-0320041
Hanes Puerto Rico, Inc.	Delaware	36-3726350
Hanesbrands Direct, LLC	Colorado	20-5720114
Hanesbrands Distribution, Inc.	Delaware	36-4500174
HBI Branded Apparel Enterprises, LLC	Delaware	20-5720055
HBI Branded Apparel Limited, Inc.	Delaware	35-2274670
HbI International, LLC	Delaware	01-0863413
HBI Sourcing, LLC	Delaware	20-3552316
Inner Self LLC	Delaware	36-4413117
Jasper-Costa Rica, L.L.C.	Delaware	51-0374405
Playtex Dorado, LLC	Delaware	13-2828179
Playtex Industries, Inc.	Delaware	51-0313092
Seamless Textiles, LLC	Delaware	36-4311900
UPCR, Inc.	Delaware	36-4165638
UPEL, Inc.	Delaware	36-4165642
(Exact name of co-obligor as specified in its charter)	(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification Number)

c/o Hanesbrands Inc.

1000 East Hanes Mill Road

Winston-Salem, North Carolina 27105

(Address of principal executive offices) (Zip Code)

Debt Securities

Guarantees of Debt Securities

(Title of the indenture securities)

1. General information.

Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

NORTH CAROLINA COMMISSIONER OF BANKS	RALEIGH, NORTH CAROLINA 27603

FEDERAL RESERVE BANK	RICHMOND, VIRGINIA 23219

FEDERAL DEPOSIT INSURANCE CORPORATION	WASHINGTON, D.C. 20429

(b)	Whether it is authorized to exercise corporate trust powers.

YES.

2. Affiliations with obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

NONE.

3-12.	NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEMS 13(a) AND 13(b) BELOW, TO THE BEST OF THE TRUSTEE’S KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH BRANCH BANKING AND TRUST COMPANY IS A TRUSTEE.

13. Defaults by the Obligor.

(a)	State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

TO THE BEST OF THE TRUSTEE’S KNOWLEDGE, THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

(b)	If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

TO THE BEST OF THE TRUSTEE’S KNOWLEDGE, THERE HAS NOT BEEN ANY SUCH DEFAULT.

14-15.	NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEMS 13(a) AND 13(b) ABOVE, TO THE BEST OF THE TRUSTEE’S KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH BRANCH BANKING AND TRUST COMPANY IS A TRUSTEE.

16. List of exhibits.

List below all exhibits filed as a part of this statement of eligibility; exhibits identified by an asterisk or asterisks are filed with the Securities and Exchange Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended.

1.*	A copy of the restated articles of incorporation of Branch Banking and Trust Company.

2.*	A copy of the certificate of authority of the trustee to commence business.

3.	A copy of the authorization of the trustee to exercise corporate trust powers.

4.*	A copy of the existing by-laws of the trustee as now in effect.

5.	Not applicable.

6.	The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

8.	Not applicable.

9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Statement of Eligibility on Form T-1 filed as Exhibit 25.1 to the Registration Statement on Form S-3ASR (Commission File No. 333-142343) filed on April 25, 2007.

Signature

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Branch Banking and Trust Company, a state banking corporation organized and existing under the laws of the State of North Carolina, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Wilson and the State of North Carolina, on the 29th day of July 2011.

Branch Banking and Trust Company

By:	/s/ Gregory Yanok
Gregory Yanok
Vice President

Exhibit 1 to Form T-1

ARTICLES OF ASSOCIATION

OF

BRANCH BANKING AND TRUST COMPANY

Incorporated by reference to the exhibit of the same number to the trustee’s

Statement of Eligibility on Form T-1 filed as Exhibit 25.1 to the

Registration Statement on Form S-3ASR

(Commission File No. 333-142343) filed on April 25, 2007.

Exhibit 2 to Form T-1

CERTIFICATE OF AUTHORITY OF

BRANCH BANKING AND TRUST COMPANY

TO COMMENCE BUSINESS

Incorporated by reference to the exhibit of the same number to the trustee’s

Statement of Eligibility on Form T-1 filed as Exhibit 25.1 to the

Registration Statement on Form S-3ASR

(Commission File No. 333-142343) filed on April 25, 2007.

Exhibit 3 to Form T-1

AUTHORIZATION OF

BRANCH BANKING AND TRUST COMPANY

TO EXERCISE CORPORATE TRUST POWERS

Authority to Act as Fiduciary without Bond

[Seal of State of North Carolina Commissioner of Banks]

State of North Carolina

Branch Banking and Trust Company having paid the $200 fee as required by G.S. § 53-160, and otherwise being empowered to exercise fiduciary powers, is hereby granted a license to act as Guardian, Trustee, Assignee, Receiver, Executor, or Administrator without bond as provided by law.

[Seal]	WITNESS my signature and official seal this the 20th day of December, 2010.

/s/ Joseph A. Smith, Jr.
Joseph A. Smith, Jr.
Commissioner of Banks

Expires December 31, 2011

North Carolina Commissioner of Banks, 316 W. Edenton Street, 4309 Mail Service Center, Raleigh, NC 27699-4309

Telephone: 919/733-3016	Fax: 919/733-6918	Internet: http://www.nccob.org

Exhibit 4 to Form T-1

BYLAWS OF

BRANCH BANKING AND TRUST COMPANY

Incorporated by reference to the exhibit of the same number to the trustee’s

Statement of Eligibility on Form T-1 filed as Exhibit 25.1 to the

Registration Statement on Form S-3ASR

(Commission File No. 333-142343) filed on April 25, 2007.

Exhibit 5 to Form T-1

(Intentionally Omitted. Not Applicable.)

Exhibit 6 to Form T-1

CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of the Debt Securities of Hanesbrands Inc. and Guarantees of Debt Securities, Branch Banking and Trust Company hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

Branch Banking and Trust Company

July 29, 2011	BY:	/s/ Gregory Yanok
Gregory Yanok
Vice President

Exhibit 7 to Form T-1

REPORT OF CONDITION

BRANCH BANKING AND TRUST COMPANY

At the close of business March 31, 2011, published in accordance with Federal regulatory authority instructions.

Dollar Amounts in Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balance and currency and coin (1)	1,020,757
Interest-bearing balances	852,041
Securities:
Held-to-maturity securities	8,269,453
Available-for-sale securities	17,584,502
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	825,165
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	2,311,378
Loans and leases, net of unearned income	97,893,535
LESS: Allowance for loan and lease losses	2,427,003
Loans and leases, net of unearned income and allowance	95,466,532
Trading assets	698,821
Premises and fixed assets (including capitalized leases)	1,812,423
Other real estate owned	1,587,033
Investments in unconsolidated subsidiaries and associated companies	1,100,770
Direct and indirect investments in real estate ventures	2,321
Intangible assets:
Goodwill	5,795,083
Other intangible assets	1,499,400
Other assets:	12,168,160

Total assets	150,993,839

(1)	Includes cash items in process of collection and unposted debits.

Dollar Amounts in Thousands
LIABILITIES
Deposits:
In domestic offices	104,986,154
Noninterest-bearing	21,884,179
Interest-bearing	83,101,975
In foreign offices, Edge and Agreement subsidiaries, and IBFs:	1,278,353
Noninterest-bearing	269,961
Interest-bearing	1,008,392
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	31,232
Securities sold under agreements to repurchase	916,689
Trading liabilities	500,433
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	16,662,892
Not applicable
Not applicable
Subordinated notes and debentures	1,526,877
Other liabilities	4,658,418

Total liabilities	130,561,048

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	24,437
Surplus (excludes all surplus related to preferred stock)	13,560,966
Not Available
Retained earnings	4,593,200
Accumulated other comprehensive income	(701,563)
Other equity capital components	0
Not available
Total bank equity capital	17,477,040
Noncontrolling (minority) interests in consolidated subsidiaries	2,955,751

Total equity capital	20,432,791

Total liabilities and equity capital	150,993,839

Exhibit 8 to Form T-1

(Intentionally Omitted. Not Applicable.)

Exhibit 9 to Form T-1

(Intentionally Omitted. Not Applicable.)